                   TABLE OF CONTENTS

        Letter to Shareholders...............................   1
        Performance Results..................................   3
        Portfolio Highlights.................................   4
        Performance in Perspective...........................   5
        Portfolio Management Review..........................   6
        Portfolio of Investments.............................   8
        Statement of Assets and Liabilities..................  15
        Statement of Operations..............................  16
        Statement of Changes in Net Assets...................  17
        Financial Highlights.................................  18
        Notes to Financial Statements........................  21
        Independent Accountants' Report......................  26

         EMG ANR 10/96

                            LETTER TO SHAREHOLDERS

               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
                     DENNIS J. MCDONNELL AND DON G. POWELL
September 26, 1996

Dear Shareholder,
As you may be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. While this announcement may appear commonplace in an ever-changing financial industry, we believe it represents an exciting op-portunity for shareholders of our investment products.
With Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mutual fund account is maintained and serviced.
A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to communi-cating more details of this transaction, which is anticipated to be completed in October.
Regarding the Emerging Growth Fund, you will find performance results for the 12-month period ended August 31, 1996, along with an interview with the port-folio management team included in this report.

ECONOMIC REVIEW
The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quar-ter of 1995, real GDP (the nation's gross domestic product, adjusted for in-flation) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in retail sales in the first eight months of this calendar year (a 4.3 percent rise during the Fund's fiscal year).
In the manufacturing sector, economic reports, such as the National Associa-tion of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this mo-mentum.
Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. Meanwhile, the closely watched "core" Consumer Price In-dex, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year. In general, recent reports have suggested an upward creep in labor-related costs. The Producer Price In-dex, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in each of the past three months, from June through August.
                                                          Continued on page two

MARKET REVIEW AND OUTLOOK
Stock market averages posted attractive gains for the 12-month period ended Au-gust 31, 1996. Market fluctuations increased late in the reporting period, es-pecially in the historically volatile technology sector and for small capitalization stocks. However, such activity did not keep the major averages from reaching all-time highs during the period. The Dow Jones Industrial Aver-age rose approximately 21.8 percent and the Russell 2000 Index rose approxi-mately 10.82 percent during the reporting period.
Corporate earnings, which were an important contributor to last year's strong stock market, enjoyed modest upward momentum during the reporting period. Through the rest of 1996, we expect earnings will be supportive, but perhaps not the primary factor in the movement of the major stock market averages. Other factors, from inflation to Federal Reserve policy, may prove more impor-tant.
We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.
Additional details about your Fund, including a question and answer section with your portfolio management team, is provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996


                VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

                                                      A SHARES B SHARES C SHARES
TOTAL RETURNS
One-year total return based on NAV/1/................   20.54%   19.61%   19.60%
One-year total return/2/.............................   13.60%   14.61%   18.60%
Five-year average annual total return/2/.............   17.88%      N/A      N/A
Ten-year average annual total return/2/..............   14.89%      N/A      N/A
Life-of-Fund average annual total return/2/..........   17.15%   19.09%   16.57%
Commencement Date.................................... 10/02/70 04/20/92 07/06/93
N/A=Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not in-clude payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contin-gent deferred sales charge for the early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


                VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                                 AS OF              AS OF
                                            AUGUST 31, 1996   FEBRUARY 29, 1996
HBO & Co......................................... 2.4%  ...........  2.0%
PairGain Technologies, Inc....................... 1.9%  ...........  0.7%
McAfee Associates, Inc........................... 1.8%  ...........  0.9%
Nike, Inc., Class B.............................. 1.7%  ...........  0.6%
Cascade Communications........................... 1.7%  ...........  0.7%
Peoplesoft, Inc.................................. 1.4%  ...........  0.6%
Ascend Communications, Inc....................... 1.4%  ...........  2.1%
Fila Holdings, ADR (Italy)....................... 1.4%  ...........  0.4%
Corrections Corp. of America..................... 1.3%  ...........  1.0%
Cisco Systems, Inc............................... 1.2%  ...........  1.0%


TOP FIVE PORTFOLIO HOLDINGS BY SECTOR


              AS OF AUGUST 31, 1996
              Technology...................... 29%
              Consumer Services............... 14%
              Health Care..................... 13%
              Finance.........................  9%
              Retail..........................  9%
              AS OF FEBRUARY 29, 1996
              Technology...................... 26%
              Health Care..................... 18%
              Finance......................... 12%
              Consumer Services...............  9%
              Retail..........................  6%

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  .Illustrate the general market environment in which your investments are being managed

  .Reflect the impact of favorable market trends or difficult market conditions

  .Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Russell 2000 Stock Index over time. This index is an unmanaged statistical composite, and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital Emerging Growth Fund vs. Russell 2000 Stock
   Index
   (August 1986 through August 1996)

                       [PERFORMANCE CHART APPEARS HERE]

Fund's Total Return

1 Year Avg. Annual    = 13.60%
5 Year Avg. Annual    = 17.88%
10 Year Avg. Annual   = 14.89%
Inception Avg. Annual = 17.15%

          VKAC Emerging Growth Fund   Russell 2000 Stock Index
          -------------------------   ------------------------
Aug 1986          $9,427                     $10,000
Dec 1986          $8,549                     $9,441
Dec 1987          $8,891                     $8,610
Dec 1988          $9,220                     $10,764
Dec 1989          $11,900                    $12,514
Dec 1990          $12,135                    $10,077
Dec 1991          $19,467                    $14,717
Dec 1992          $21,361                    $17,426
Dec 1993          $26,470                    $20,716
Dec 1994          $24,584                    $20,338
Dec 1995          $35,555                    $26,124
Aug 1996          $40,056                    $27,840

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1996, and includes payment of the maximum sales charge (5.75% for A shares). While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


               VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

We recently spoke with the management team of the Van Kampen American Capital Emerging Growth Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Gary M. Lewis, portfolio manager, and Alan T. Sachtleben, executive vice president for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1996.

 Q WHAT SECTORS, ECONOMIC FACTORS, ETC. DROVE THE MARKET UPWARD OVER THE LAST 12 MONTHS? HOW DID THEY AFFECT THE FUND?

 A As the period began last September, many mid-cap emerging growth funds held large percentages of their portfolios in technology stocks. As 1995 came to an end, these stocks fell victim to dramatic price fluctuations, which affected many investors adversely. By remaining broadly diversified and avoiding large sector bets, the Emerging Growth Fund performed well during the technology sector's roller coaster ride.
     As winter progressed, the energy sector contributed to the Fund's success. Thanks to last year's extremely cold winter, demand for oil and gas was very strong. Pipelines stepped up production, and distribution companies scrambled to keep supply moving. Because of relatively high prices for oil and gas at that time, these companies enjoyed both strong earnings and higher stock prices. Simple supply and demand issues and attractive valuations led the Fund to increase its weighting in energy stocks. In fact, the energy sector of the portfolio outperformed every other market sector during the reporting period.
     As we began the new year, the market environment was quite favorable. The economy was growing at a slow, steady pace, and inflation remained under control. Overall, corporate earnings in the fourth quarter of 1995 and the first quarter of 1996 were slightly better than anticipated. Record cash flows into mutual funds also pushed the market higher. In mid-February, however, this positive environment began to deteriorate. A string of economic data, including higher-than-expected employment numbers, ignited inflationary fears and doused hopes of further interest rate cuts by the Federal Reserve Board. Both the stock and bond markets were jarred. Unlike the bond market, stocks recovered rather quickly. Rather than attempting to time the market, the Fund remained fully invested in the stock market during this time and was able to take advantage of this market rebound and posted strong gains as a result.
     In the second quarter, the economy continued to grow, but earnings expectations began to ease. Technology stocks lead other small- and mid-sized company stocks into an overall market correction. However, the Fund previously reduced its exposure in technology and was looking for stocks that we believed may have been undervalued as a result of the market pullback.

 Q   HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED AUGUST 31,
     1996?

 A The Fund achieved a total return of 20.54 percent/1/ (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index returned 18.70 percent, and the Russell 2000 Stock Index returned 10.82 percent. Keep in mind, these indices are unmanaged statistical composites that do not reflect any commissions or fees that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

 Q THE EMERGING GROWTH FUND OUTPERFORMED THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, AND MOST OF ITS PEER GROUP. WHAT MAJOR FACTORS CONTRIBUTED TO THE FUND'S SUCCESS DURING THE PAST 12 MONTHS?

 A Its success can be directly attributed to the stock market's strong performance and our disciplined stock selection process. Four of the
Fund's top five performers (in terms of stock price appreciation over the 12-month period) were the technology stocks listed on the next page.

    1)Cascade Communications + 349 percent
    2)PairGain Technology + 334 percent
    3)DSP Communications + 307 percent
    4)Ascend Communications + 225 percent

     During this same period, technology as a whole was the market's poorest performing sector. The Fund was able to find outstanding stocks in a sector that underperformed by following the process listed below. This disciplined approach is applied to each stock we add to the portfolio, and the Fund has often been able to identify strong emerging growth performers.

    .Rank each stock on a number of fundamental levels, such as earnings expectations, valuations, and industry trends
    .Discard all stocks that do not meet our requirements
    .Perform additional in-depth research, in many cases meeting face to face with a company's management team
    .Monitor each stock to ensure it consistently produced the expected short-term results

     Of course, not all the Fund's holdings performed this well during the period, and there is no guarantee that this process will achieve these returns in the future. For additional Fund portfolio highlights, please refer to page four.

 Q TECHNOLOGY STOCKS LED A BROAD MARKET CORRECTION THAT BEGAN IN JUNE OF 1996. DO ANY OPPORTUNITIES STILL EXIST IN THIS SECTOR?

 A Yes. Although we will look to always remain broadly diversified, we believe certain companies involved in building our nation's
"telecommunications infrastructure" have strong growth potential. Whether it be cable companies racing to deliver the Internet's wares over cable lines, or digital commerce companies inventing hardware and software that facilitate secure monetary transactions across the Internet, we believe the companies behind the new telecommunications infrastructure may be poised for success.
     We felt some technology companies suffered unnecessarily from June's market correction. Because of general market weakness, many companies with strong valuations and above-average earnings expectations saw their stock prices decrease. As a result, the Fund was presented with numerous good buying opportunities, which we believe will benefit the Fund as the market rebounds.

 Q WHAT IS YOUR OUTLOOK FOR EMERGING GROWTH STOCKS DURING THE NEXT SIX MONTHS? DO YOU FORESEE ANY PARTICULAR OPPORTUNITIES OR THREATS?

 A We will be cautiously optimistic during the next six months for a few reasons. First, our research has shown that a correction among emerging growth stocks typically has lasted about four months. In our opinion, the effects of the June correction are already over, and recent gains in the broader stock market tend to support that opinion. We believe this resiliency attests to the fundamental strength of emerging growth stocks. Second, if the economy grows at a reasonable pace, interest rates should remain steady and companies should fulfill their earnings expectations. Emerging growth stocks typically have performed well in this market environment. Third, when the elections are over and the prospects of a capital gains tax cut reemerge, stocks, in general, could benefit.
     Regarding particular opportunities or threats, we believe another cold winter would bode well for energy stocks. The retail sector, which underperformed the last two years, is beginning to show signs of growth. Sales of personal computer hardware and software tend to be strong during the holiday season. The prospects for certain consumer service companies, especially those providing temporary staffing solutions, seem bright. We are slightly less optimistic about stocks that comprise the transportation and health care sectors, as we believe they lack fundamental strength.
     Regardless of which sectors over- or underperform, our well-defined stock selection process should continue to serve the Fund well. By remaining normally fully invested and broadly diversified across a number of industries, we will continue to invest in those companies we believe to have the greatest growth potential.

/s/ Alan T. Sachtleben                   /s/ Gary M. Lewis
Alan T. Sachtleben                       Gary M. Lewis
Executive Vice President                 Portfolio Manager
Equity Investments
                                             Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996

--------------------------------------------------------------------------------

                                                                   Market Value
Security Description                                        Shares        (000)
-------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 96.1%
CONSUMER DURABLES 1.4%
American Travellers Corp. (b)............................. 375,000   $   11,672
Beazer Homes USA Inc. (b)................................. 125,000        1,813
Blyth Industries Inc. (b).................................  60,000        2,760
Gentex Corp. (b)..........................................  85,000        2,040
Harman International Industries Inc....................... 150,000        6,581
Oakwood Homes Corp........................................ 120,000        2,820
Sturm Ruger & Co. Inc..................................... 110,000        3,946
                                                                     ----------
                                                                         31,632
                                                                     ----------
CONSUMER NON-DURABLES 7.0%
Borders Group Inc. (b).................................... 165,000        5,342
Coca-Cola Enterprises Inc................................. 200,000        8,075
Designer Holdings Ltd. (b)................................ 150,000        3,319
Fila Holdings,-- ADR (Italy) (b).......................... 310,000       30,070
Gadzooks Inc. (b)......................................... 187,500        7,125
Liz Claiborne Inc......................................... 200,000        6,950
Loehmann's Inc. (b).......................................  50,000        1,244
Mossimo Inc. (b)..........................................  50,100        2,273
Nautica Enterprises Inc. (b).............................. 465,000       12,322
Nike Inc., Class B........................................ 350,000       37,800
Oakley Inc. (b)........................................... 150,000        6,150
Revlon Inc., Class A (b)..................................  65,000        1,942
St. John Knits Inc........................................ 200,000        7,975
Tommy Hilfiger Corp. (b).................................. 325,000       16,291
USA Detergents Inc. (b)................................... 175,000        5,337
Wolverine World Wide Inc.................................. 300,000        7,238
                                                                     ----------
                                                                        159,453
                                                                     ----------
CONSUMER SERVICES 13.8%
Accustaff Inc. (b)........................................ 625,000       14,531
Amresco Inc. (b).......................................... 200,000        4,775
Anchor Gaming (b)......................................... 125,000        6,828
Apac Teleservices Inc. (b)................................ 325,000       14,381
Apollo Group Inc., Class A (b)............................ 225,000        5,737
Boston Chicken Inc. (b)................................... 117,500        4,083
Career Horizons Inc. (b).................................. 150,000        5,231
Caribiner International Inc. (b)..........................  35,700        1,232
Claremont Technology Group (b)............................  20,000          555
Clear Channel Communications (b).......................... 300,000       24,712
Corestaff Inc. (b)........................................ 265,000       11,130
Corrections Corp. of America.............................. 850,000       27,412
Dave & Buster's Inc. (b).................................. 100,000        2,200
Doubletree Corp. (b)...................................... 290,000       10,984
Evergreen Media Corp., Class A (b)........................ 550,000       17,325
First USA Paymentech Inc. (b).............................  27,400        1,034
Gartner Group Inc. New.................................... 450,000       14,063
Ha-Lo Industries Inc. (b)................................. 150,000        3,750
Hospitality Franchise Systems Inc. (b).................... 410,000       24,549
Imperial Credit Industries (b)............................ 175,000        5,294
Infinity Broadcasting Corp. (b)........................... 312,500        8,555
Interpublic Group Cos. Inc................................ 150,000        6,788
Landry's Seafood Restaurants (b)..........................  52,300        1,445
Meredith Corp............................................. 250,000       10,750

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

                                                                   Market Value
Security Description                                        Shares        (000)
-------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
MGM Grand Inc. (b)........................................  85,000   $    3,209
Mirage Resorts Inc. (b)................................... 350,000        8,138
National Data Corp........................................ 200,000        8,400
Omnicom Group............................................. 150,000        6,806
Penske Motorsports Inc. (b)............................... 100,000        2,719
Prime Hospitality Corp. (b)............................... 150,000        2,850
Promus Hotel Corp. (b).................................... 200,000        6,025
RAC Financial Group Inc. (b)..............................  45,000        1,575
Rainforest Cafe Inc. (b).................................. 150,000        4,200
Regal Cinemas Inc. (b).................................... 325,000       12,106
Reynolds & Reynolds Co.................................... 175,000        8,772
Robert Half International Inc. (b)........................  72,100        2,379
Romac International Inc. (b)..............................  17,000          527
Sitel Corp. (b)........................................... 200,000        7,025
Sodak Gaming Inc. (b).....................................  85,000        4,420
Suburban Lodges of America (b)............................  60,000        1,410
Sun International Hotels Ltd. (b).........................  35,000        1,658
Telespectrum Worldwide Inc. (b)........................... 130,000        2,291
Vincam Group Inc. (b).....................................  50,000        1,500
Whittman Hart Inc. (b)....................................  26,600          951
                                                                     ----------
                                                                        314,305
                                                                     ----------
ENERGY 5.7%
Baker Hughes Inc.......................................... 125,000        3,781
Benton Oil & Gas Co. (b).................................. 150,000        2,981
BJ Services Co., including 40,000 warrants expiring
04/13/2000 (b)............................................ 100,008        4,378
Chesapeake Energy Corp. (b)............................... 400,000       21,500
Comstock Resources Inc. (b)............................... 200,000        2,100
Cooper Cameron Corp. (b)..................................  85,000        4,484
Diamond Offshore Drilling (b)............................. 150,000        7,650
Ensco International Inc. (b)..............................  85,000        2,486
Flores & Rucks Inc. (b)................................... 150,000        4,931
Forcenergy, Inc. (b)...................................... 150,000        3,244
Global Marine Inc. (b).................................... 500,000        7,187
Marine Drilling Co. Inc. (b).............................. 250,000        2,187
Noble Drilling Corp. (b).................................. 225,000        3,206
Pogo Producing Co......................................... 300,000       10,238
Reading & Bates Corp. New (b)............................. 250,000        6,125
Rowan Cos. Inc. (b)....................................... 625,000        9,609
Rutherford-Moran Oil Co. (b)..............................  60,000        1,463
Smith International Inc. (b).............................. 350,000       12,163
Sonat Offshore Drilling Inc. (b).......................... 300,000       16,388
United Meridian Corp. (b).................................  85,000        3,379
                                                                     ----------
                                                                        129,480
                                                                     ----------
FINANCE 9.1%
Aames Financial Corp...................................... 232,500       11,363
American Bankers Insurance Group.......................... 125,000        5,938
Bank of Boston Corp....................................... 200,000       10,550
Cityscape Financial Corp. (b)............................. 150,000        4,125
CMAC Investment Corp...................................... 150,000        9,375
Conseco Inc............................................... 275,000       11,550
Contifinancial Corp. (b)..................................  95,800        2,754
CRA Managed Care Inc. (b).................................  40,000        1,780

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

                                                                    Market Value
Security Description                                         Shares        (000)
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
Cullen Frost Bankers Inc................................... 130,000   $    3,705
Exel Ltd................................................... 163,000        5,460
Finova Group Inc........................................... 250,000       13,750
First Bank System Inc...................................... 100,000        6,425
Firstar Corp............................................... 200,000        9,450
Green Tree Financial Corp.................................. 325,000       11,294
Household International Inc................................  85,000        6,736
IMC Mortgage Co. (b).......................................  25,000          822
Money Store Inc............................................ 250,000        6,000
North Fork Bancorporation Inc.............................. 125,000        3,875
Old Republic International Corp............................ 150,000        3,338
PennCorp Financial Group Inc............................... 256,000        7,808
Peoples Heritage Financial................................. 150,000        3,300
Star Banc Corp.............................................  85,000        6,694
Student Loan Marketing Association New..................... 150,000       11,044
SunAmerica Inc............................................. 265,000       18,053
TCF Financial Corp......................................... 250,000        9,344
TIG Holdings Inc........................................... 100,000        2,875
Vesta Insurance Group Inc.................................. 112,500        4,345
Washington Mutual Inc...................................... 440,000       15,950
                                                                      ----------
                                                                         207,703
                                                                      ----------
HEALTH CARE 12.8%
Access Health Inc. (b)..................................... 235,000       11,926
Amisys Managed Care Systems (b)............................  70,000        1,435
Clintrials Research Inc. (b)...............................  32,100        1,316
CNS Inc. (b)............................................... 100,000        1,787
Compdent Corp. (b)......................................... 125,000        4,281
Curative Health Services Inc. (b).......................... 100,000        1,900
Dura Pharmaceuticals Inc. (b).............................. 600,000       20,850
Elan PLC-ADR (Ireland) (b)................................. 170,000        5,334
ESC Medical Systems Ltd. (b)...............................  90,000        2,441
Genetics Institute Inc. (b)................................ 112,400        6,969
Guidant Corp............................................... 400,000       20,300
HBO & Co................................................... 960,000       52,440
Health Management Associates Inc., New Class A (b)......... 487,500       11,091
Health Management Systems Inc. (b)......................... 207,500        5,732
Healthsouth Rehabilitation (b)............................. 450,000       14,569
Henry Schein Inc. (b)......................................  98,000        3,258
Hologic Inc. (b)........................................... 200,000        7,950
Intelligent Medical Imaging (b)............................  42,500          638
Jones Medical Industries Inc............................... 175,000        7,000
Lunar Corp. (b)............................................  35,100        1,237
Medicis Pharmaceutical, Class A (b)........................ 165,000        6,747
Mentor Corp................................................ 250,000        7,906
Minimed Inc. (b)........................................... 175,000        3,806
Omnicare Inc............................................... 700,000       17,150
Orthodontic Centers of America (b)......................... 150,000        5,662
Parexel International Corp. (b)............................  90,000        4,365
Phycor Inc. (b)............................................ 200,000        6,550
Physician Sales & Service Inc. (b)......................... 200,000        3,500
Quintiles Transnational Corp. (b).......................... 150,000       11,344
Renal Treatment Centers Inc. (b)........................... 310,000       10,114

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

                                                                    Market Value
Security Description                                         Shares        (000)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Rexall Sundown Inc. (b).................................... 150,000   $    5,194
Tenet Healthcare Corp...................................... 150,000        3,150
Thermedics Inc. (b)........................................ 175,000        4,769
Total Renal Care Holdings (b).............................. 150,000        6,169
United Dental Care Inc. (b)................................ 100,000        3,875
Universal Health Services Inc., Class B (b)................ 150,000        3,825
Urocor Inc. (b)............................................  50,000          688
Veterinary Centers of America (b).......................... 200,000        4,225
                                                                      ----------
                                                                         291,493
                                                                      ----------
PRODUCER MANUFACTURING 3.6%
Camco International Inc.................................... 125,000        4,234
Danaher Corp............................................... 200,000        8,300
Foster Wheeler Corp........................................ 150,000        6,469
Granite Construction Inc................................... 187,500        3,563
Greenfield Industries Inc.................................. 130,000        3,770
Mueller Industries Inc. (b)................................ 100,000        3,538
Precision Castparts Co..................................... 175,000        8,553
Sanifill Inc. (b).......................................... 225,000       10,434
Shaw Group Inc. (b)........................................  85,000        2,794
Thermo Instrument Systems Inc. (b).........................  60,000        2,325
U.S. Filter Corp. (b)...................................... 375,000        9,797
United Waste Systems Inc. (b).............................. 450,000       13,275
USA Waste Services Inc. (b)................................ 150,000        4,125
                                                                      ----------
                                                                          81,177
                                                                      ----------
RAW MATERIALS/PROCESSING INDUSTRIES 2.1%
Cytec Industries Inc. (b)..................................  85,000        2,954
Goodrich, B.F. Co.......................................... 250,000        9,375
Millipore Corp............................................. 150,000        5,737
Pentair Inc................................................ 150,000        4,087
Praxair Inc................................................ 225,000        9,253
Raychem Corp............................................... 150,000       10,294
Sealed Air Corp. (b).......................................  90,000        3,409
Titanium Metals Corp. (b).................................. 100,000        2,388
                                                                      ----------
                                                                          47,497
                                                                      ----------
RETAIL 8.9%
Bed, Bath & Beyond Inc. (b)................................ 450,000       10,181
CDW Computer Centers Inc. (b).............................. 135,000        8,775
Central Garden & Pet Co. (b)............................... 200,000        4,925
Claires Stores Inc......................................... 265,000        8,745
CompUSA, Inc. (b).......................................... 250,000       10,031
Consolidated Stores Corp. (b).............................. 250,000        9,500
Corporate Express Inc. (b)................................. 325,000       12,187
Dollar General Corp........................................  52,100        1,680
Eagle Hardware & Garden (b)................................ 150,000        3,338
Eckerd Corp. (b)...........................................  90,000        2,205
Gap Inc.................................................... 300,000       10,500
Hughes Supply Inc..........................................  35,000        1,356
Inacom Corp. (b)........................................... 125,000        3,375
Jacor Communications, Class A (b).......................... 112,500        3,769
Just for Feet Inc. (b)..................................... 150,000        6,713
Kroger Co. (b)............................................. 200,000        8,475
Petco Animal Supplies (b).................................. 200,000        4,800
Planet Hollywood International Inc., Class A (b)........... 125,000        3,047

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

                                                                    Market Value
Security Description                                         Shares        (000)
--------------------------------------------------------------------------------
RETAIL (CONTINUED)
Richfood Holdings Inc...................................... 150,000   $    5,700
Ross Stores Inc............................................ 200,000        7,700
Safeway Inc. (b)........................................... 400,000       14,500
Saks Holdings Inc. (b)..................................... 250,000        8,531
Staples Inc. (b)........................................... 300,000        5,925
Stein Mart Inc. (b)........................................ 210,000        4,384
Tiffany & Co. New.......................................... 225,000        7,847
TJX Cos. Inc. New.......................................... 150,000        4,800
U.S. Office Products Co. (b)............................... 225,000        5,963
Vons Cos. Inc. (b)......................................... 325,000       14,381
Wet Seal Inc., Class A (b)................................. 125,000        4,562
Zale Corp. New (b)......................................... 275,000        4,984
                                                                      ----------
                                                                         202,879
                                                                      ----------
TECHNOLOGY 28.9%
ABR Information Services Inc. (b)..........................  42,500        2,401
Acxiom Corp. (b)........................................... 200,000        7,600
ADC Telecommunications Inc. (b)............................ 179,200       10,170
Applix Inc. (b)............................................ 150,000        3,825
Ascend Communications Inc. (b)............................. 600,000       31,425
Aspect Development Inc. (b)................................  20,000          525
Aspect Telecommunications Corp. (b)........................ 250,000       13,000
Aspen Technology Inc. (b).................................. 125,000        8,656
BDM International Inc. (b).................................  60,000        3,180
BMC Industries Inc. ....................................... 140,000        4,200
BMC Software Inc. (b)...................................... 260,000       19,370
Boston Communications Group (b)............................  50,000          862
Cadence Design Systems Inc. (b)............................ 650,000       19,256
Cambridge Technology Partners Inc. (b)..................... 300,000        8,475
Cascade Communications (b)................................. 540,000       36,787
CBT Group Ltd.-- ADR (Ireland) (b).........................  22,600        1,011
Checkpoint Systems Inc. (b)................................ 250,000        7,219
Ciber Inc. (b).............................................  85,000        2,146
Cisco Systems Inc. (b)..................................... 500,000       26,375
Citrix Systems Inc. (b).................................... 200,000        8,400
Clarify Inc. (b)...........................................  20,000          836
Computer Associates International Inc...................... 175,000        9,187
Compuware Corp. (b)........................................ 175,000        7,525
Comverse Technology Inc. (b)...............................  94,600        3,335
Concord EFS Inc. (b)....................................... 200,000        5,050
Dell Computer Corp. (b).................................... 310,000       20,809
DSP Communications Inc. (b)................................ 450,000       22,894
Dynatech Corp..............................................  85,000        3,336
Engineering Animation Inc. (b).............................  42,000          809
Factset Research Systems Inc. (b)..........................  42,500          861
GT Interactive Software Corp. (b).......................... 165,000        2,805
Input/Output Inc. (b)...................................... 275,000        9,728
Inso Corp. (b)............................................. 125,000        6,406
Integrated Systems Inc. (b)................................ 150,000        4,988
Legato Systems Inc. (b).................................... 200,000        7,900
Lucent Technologies Inc.................................... 147,500        5,439
McAfee Associates Inc. (b)................................. 675,000       40,247
Medic Computer Systems Inc. (b)............................ 250,000        8,719

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

                                                                   Market Value
Security Description                                        Shares        (000)
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Meta Software Inc. (b)....................................  40,000   $      520
MetaTools Inc. (b)........................................  30,000          540
Microware Systems Corp. (b)...............................  42,500          877
Network General Corp. (b)................................. 241,700        4,109
Newbridge Networks Corp. (b).............................. 150,000        8,644
Oracle Systems Corp. (b).................................. 550,000       19,387
PairGain Technologies Inc. (b)............................ 615,000       40,744
Parametric Technology Corp. (b)........................... 410,000       18,565
Paychex Inc............................................... 262,500       14,044
Peoplesoft Inc. (b)....................................... 410,000       31,467
Picturetel Corp. (b)...................................... 225,000        7,397
Proxim Inc. (b)........................................... 150,000        4,875
Remedy Corp. (b)..........................................  12,300          560
Sapient Corp. (b).........................................  12,350          534
Security Dynamics Technologies Inc. (b)................... 175,000       11,419
Shiva Corp. (b)........................................... 250,000       12,625
Sterling Commerce Inc. (b)................................  85,000        2,635
Structural Dynamics Research Corp. (b).................... 200,000        5,050
Sun Microsystems Inc. (b)................................. 400,000       21,750
Sunguard Data Systems Inc. (b)............................ 325,000       13,894
Sykes Enterprises Inc. (b)................................  57,550        2,586
Systemsoft Corp. (b)...................................... 150,000        4,875
TCSI Corp. (b)............................................ 127,500        3,060
Technology Solutions Co. (b).............................. 125,000        3,687
Transition Systems Inc. (b)............................... 160,600        3,634
U.S. Robotics Corp. (b)................................... 300,000       15,750
Uniphase Corp. (b)........................................  50,000        1,862
Vantive Corp. (b).........................................  85,000        3,740
Verilink Corp. (b)........................................  14,900          384
Viasoft Inc. (b).......................................... 180,000       10,710
Visio Corp. (b)...........................................  25,700          925
Vitesse Semiconductor (b)................................. 200,000        6,375
Wind River Systems Inc. (b)............................... 150,000        5,213
                                                                     ----------
                                                                        658,194
                                                                     ----------
TRANSPORTATION 0.6%
Comair Holdings Inc....................................... 187,500        4,500
Continental Airlines Inc., Class B (b).................... 450,000       10,181
                                                                     ----------
                                                                         14,681
                                                                     ----------
UTILITIES 2.2%
ACC Corp. (b)............................................. 300,000       14,250
Airtouch Communications, Inc. Class B (Convertible
Preferred Stock, 6.00% coupon, maturity 08/16/99).........  24,167          695
Airtouch Communications, Inc. Class C (Convertible
Preferred Stock, 4.25% coupon, maturity 08/16/16).........  15,520          739
Cincinnati Bell Inc....................................... 250,000       11,937
Frontier Corp............................................. 300,000        8,850
LCI International Inc. (b)................................ 400,000       14,150
                                                                     ----------
                                                                         50,621
                                                                     ----------
TOTAL COMMON AND PREFERRED STOCKS
 (Cost $1,567,050,376) (a)........................................    2,189,115
                                                                     ----------

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

                                                                   Market Value
Security Description                                                      (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS AT AMORTIZED COST 5.2%
COMMERCIAL PAPER 1.9%
General Electric Capital Corp.
 ($43,850,000 par, yielding 5.28%, 09/03/96 maturity).............   $   43,824
                                                                     ----------
UNITED STATES AGENCY OBLIGATIONS 3.3%
Federal Home Loan Mortgage Corp.
 ($20,000,000 par, yielding 5.22%, 09/03/96 maturity).............       19,991
Federal Home Loan Mortgage Corp.
 ($42,000,000 par, yielding 5.33%, 09/23/96 maturity).............       41,858
Federal National Mortgage Association
 ($12,000,000 par, yielding 5.26%, 09/10/96 maturity).............       11,983
                                                                     ----------
                                                                         73,832
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST....................      117,656
LIABILITIES IN EXCESS OF OTHER ASSETS (1.3%)......................      (28,608)
                                                                     ----------
NET ASSETS 100.0%.................................................   $2,278,163
                                                                     ----------

(a) At August 31,1996, for federal income tax purposes, cost is $1,567,689,974, the aggregate gross unrealized appreciation is $658,264,580 and the aggregate gross unrealized depreciation is $36,839,508, resulting in net unrealized appreciation of $621,425,072.
(b) Non-income producing security as this stock currently does not declare dividends.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996
    All amounts, except for Maximum Offering Price information, reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $1,567,050) (Note 1)............  $2,189,115
Short-Term Investments at Amortized Cost (Note 1)..................     117,656
Cash...............................................................          31
Receivables:
 Securities Sold...................................................      10,216
 Fund Shares Sold..................................................       7,153
 Dividends.........................................................         368
Other..............................................................         389
                                                                     ----------
 Total Assets......................................................   2,324,928
                                                                     ----------
LIABILITIES:
Payables:
 Securities Purchased..............................................      39,139
 Fund Shares Repurchased...........................................       4,626
 Distributor and Affiliates (Notes 2 and 6)........................       1,423
 Investment Advisory Fee (Note 2)..................................         891
 Income Distributions..............................................          27
Accrued Expenses...................................................         540
Deferred Compensation and Retirement Plans (Note 2)................         119
                                                                     ----------
 Total Liabilities.................................................      46,765
                                                                     ----------
NET ASSETS.........................................................  $2,278,163
                                                                     ----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $1,575,363
Net Unrealized Appreciation on Securities..........................     622,065
Accumulated Net Realized Gain on Securities........................      80,843
Accumulated Net Investment Loss....................................        (108)
                                                                     ----------
NET ASSETS.........................................................  $2,278,163
                                                                     ----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $1,438,510,020 and 41,881,537 shares of beneficial
 interest issued and outstanding) (Note 3).........................  $    34.35
 Maximum sales charge (5.75%* of offering price)...................        2.10
                                                                     ----------
 Maximum offering price to public..................................  $    36.45
                                                                     ----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $757,276,242 and 22,990,616 shares of beneficial interest
 issued and outstanding) (Note 3)..................................  $    32.94
                                                                     ----------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $82,376,318 and 2,467,560 shares of beneficial interest issued
 and outstanding) (Note 3).........................................  $    33.38
                                                                     ----------

*On sales of $50,000 or more, the sales charge will be reduced.
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.............................................................  $  7,954
Dividends............................................................     7,264
                                                                       --------
 Total Income........................................................    15,218
                                                                       --------
EXPENSES:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and
 C of $2,632, $6,011 and $605, respectively) (Note 6)................     9,248
Investment Advisory Fee (Note 2).....................................     9,144
Shareholder Services (Note 2)........................................     6,192
Trustees Fees and Expenses (Note 2)..................................        75
Legal (Note 2).......................................................        29
Other ...............................................................     1,446
                                                                       --------
 Total Expenses......................................................    26,134
 Less Expenses Reimbursed............................................        11
                                                                       --------
 Net Expenses........................................................    26,123
                                                                       --------
NET INVESTMENT LOSS..................................................  $(10,905)
                                                                       --------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments.........................................................  $145,442
 Futures.............................................................    11,954
                                                                       --------
Net Realized Gain on Securities......................................   157,396
                                                                       --------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period.............................................   426,603
 End of the Period:
 Investments.........................................................   622,065
                                                                       --------
Net Unrealized Appreciation on Securities During the Period..........   195,462
                                                                       --------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES........................ $352,858
                                                                       --------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................ $341,953
                                                                       --------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                   Year Ended       Year Ended
                                              August 31, 1996  August 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................       $  (10,905)      $     (789)
Net Realized Gain on Securities.............          157,396          101,066
Net Unrealized Appreciation on Securities
 During the Period..........................          195,462          262,801
                                                   ----------       ----------
Change in Net Assets from Operations........          341,953          363,078
                                                   ----------       ----------
Distributions from Net Realized Gain on
 Securities:
 Class A Shares.............................         (105,610)         (17,526)
 Class B Shares.............................          (51,572)          (7,315)
 Class C Shares.............................           (4,735)            (663)
                                                   ----------       ----------
 Total Distributions........................         (161,917)         (25,504)
                                                   ----------       ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..................................          180,036          337,574
                                                   ----------       ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................        2,600,527        1,262,019
Net Asset Value of Shares Issued Through
Dividend Reinvestment.......................          150,678           23,641
Cost of Shares Repurchased..................       (2,174,636)      (1,056,089)
                                                   ----------       ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS................................          576,569          229,571
                                                   ----------       ----------
TOTAL INCREASE IN NET ASSETS................          756,605          567,145
NET ASSETS:
Beginning of the Period.....................        1,521,558          954,413
                                                   ----------       ----------
End of the Period (Including accumulated net
 investment loss of $108 and $76,
 respectively)..............................       $2,278,163       $1,521,558
                                                   ----------       ----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                       Year Ended August 31
                             ------------------------------------------------
Class A Shares                   1996(a)     1995(a)    1994     1993    1992(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning
of the Period..............  $  31.59    $  24.37    $ 26.46  $ 19.03  $20.06
                             --------    --------    -------  -------  ------
 Net Investment
 Income/Loss...............     (.096)        .05       (.11)    (.05)  (.015)
 Net Realized and
  Unrealized Gain/Loss on
  Securities...............     6.043        7.79       (.32)  8.6375   .9275
                             --------    --------    -------  -------  ------
Total from Investment
Operations.................     5.947        7.84       (.43)  8.5875   .9125
                             --------    --------    -------  -------  ------
Less:
 Distributions from Net
  Investment Income........       --          --         --       --    .0325
 Distributions from Net
  Realized Gain on
  Securities...............     3.190         .62       1.66   1.1575    1.91
                             --------    --------    -------  -------  ------
Total Distributions........     3.190         .62       1.66   1.1575  1.9425
                             --------    --------    -------  -------  ------
Net Asset Value, End of the
Period.....................  $ 34.347    $  31.59    $ 24.37  $ 26.46  $19.03
                             --------    --------    -------  -------  ------
Total Return (b)...........    20.54%      33.11%     (1.67%)  46.73%   4.28%
Net Assets at End of the
Period (In millions).......  $1,438.5    $1,029.2    $ 677.1  $ 517.8  $312.3
Ratio of Expenses to
Average Net Assets (c).....     1.10%       1.14%      1.18%    1.10%   1.04%
Ratio of Net Investment
 Income/Loss to Average Net
 Assets (c)................     (.29%)       .19%      (.30%)   (.27%)  (.08%)
Portfolio Turnover.........       91%        101%        64%      47%     61%
Average Commission Paid Per
Equity Share Traded (d)....  $  .0587         --         --       --      --

(a) Based on average shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.
(c) The Ratios of Expenses and Net Investment Income to Average Net Assets were not affected by the assumption of certain expenses by VKAC.
(d) Represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                     April 20, 1992
                               Year Ended August 31                (Commencement of
                          ----------------------------------          Distribution)
Class B Shares            1996(a)  1995(a)     1994  1993(a)  to August 31, 1992(a)
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.  $ 30.65  $ 23.86  $ 26.14  $ 18.98                $ 19.66
                          -------  -------  -------  -------                -------
 Net Investment Loss....    (.349)    (.16)    (.27)   (.245)                 (.065)
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........    5.827     7.57     (.35)  8.5625                  (.615)
                          -------  -------  -------  -------                -------
Total from Investment
Operations..............    5.478     7.41     (.62)  8.3175                   (.68)
Less Distributions from
Net Realized Gain on
Securities..............    3.190      .62     1.66   1.1575                    --
                          -------  -------  -------  -------                -------
Net Asset Value, End of
the Period..............  $32.938  $ 30.65  $ 23.86  $ 26.14                $ 18.98
                          -------  -------  -------  -------                -------
Total Return (b)........   19.61%   32.01%   (2.46%)  45.41%                 (3.51%)*
Net Assets at End of the
Period (In millions)....  $ 757.3  $ 450.5  $ 252.9  $  74.5                $   5.2
Ratio of Expenses to
Average Net Assets (c)..    1.90%    1.97%    2.01%    1.89%                  1.86%
Ratio of Net Investment
 Loss to Average Net
 Assets (c).............   (1.10%)   (.64%)  (1.07%)  (1.07%)                 (.80%)
Portfolio Turnover......      91%     101%      64%      47%                    61%
Average Commission Paid
Per Equity Share Traded
(d).....................  $ .0587      --       --       --                     --

*Non-Annualized
(a) Based on average shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.
(c) The Ratios of Expenses and Net Investment Income to Average Net Assets were not affected by the assumption of certain expenses by VKAC.
(d) Represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                   July 6, 1993
                                Year Ended August 31           (Commencement of
                               -------------------------          Distribution)
Class C Shares                 1996(a)  1995(a)  1994(a)  to August 31, 1993(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................  $ 31.02  $ 24.14  $ 26.42                $ 25.07
                               -------  -------  -------                -------
 Net Investment Loss.........    (.354)    (.16)    (.25)                 (.045)
 Net Realized and Unrealized
  Gain/Loss on Securities....    5.908     7.66     (.37)                 1.395
                               -------  -------  -------                -------
Total from Investment
Operations...................    5.554     7.50     (.62)                  1.35
Less Distributions from Net
 Realized Gain on Securities.    3.190      .62     1.66                     --
                               -------  -------  -------                -------
Net Asset Value, End of the
Period.......................  $33.384  $ 31.02  $ 24.14                $ 26.42
                               -------  -------  -------                -------
Total Return (b).............   19.60%   32.01%   (2.46%)                 5.42%*
Net Assets at End of the
Period (In millions).........  $  82.4  $  41.8  $  24.5                $   1.4
Ratio of Expenses to Average
Net Assets (c)...............    1.89%    1.96%    2.02%                  2.31%
Ratio of Net Investment Loss
 to Average Net Assets (c)...   (1.10%)   (.63%)  (1.04%)                (1.37%)
Portfolio Turnover...........      91%     101%      64%                    47%
Average Commission Paid Per
Equity Share Traded (d)......  $ .0587       --       --                     --

*Non-Annualized
(a) Based on average shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.
(c) The Ratios of Expenses and Net Investment Income to Average Net Assets were not affected by the assumption of certain expenses by VKAC.
(d) Represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by principally investing in common stock of small- and medium-sized companies that are considered to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C shares commenced on April 20, 1992 and July 6, 1993, respectively.
The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not avail-able, their fair value as determined using procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
Net realized gains or losses may differ for financial and tax reporting pur-poses primarily as a result of the deferral of losses for tax purposes result-ing from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annu-ally from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may

                                August 31, 1996

--------------------------------------------------------------------------------
include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are in-cluded in ordinary income for tax purposes.
For federal income tax purposes, net operating losses may not be used to offset income generated in future tax years. Therefore, $10,872,648 of net investment loss generated by the Fund for federal income tax purposes has been reclassi-fied from accumulated net investment loss to capital. Due to inherent differ-ences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net in-vestment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $350 million..................................................  .575 of 1%
Next $350 million...................................................  .525 of 1%
Next $350 million...................................................  .475 of 1%
Over $1.05 billion..................................................  .425 of 1%

Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, coun-sel to the Fund, of which a trustee of the Fund is an affiliated person.
For the year ended August 31, 1996, the Fund recognized expenses of approxi-mately $280,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1996, the Fund recognized expenses of approximately $5,238,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a prof-it.
Additionally, for the year ended August 31, 1996, the Fund paid VKAC approxi-mately $241,100 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon realization by the Fund of cost effi-ciencies resulting from the consolidation.
Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
At August 31, 1996, VKAC owned 134,139, 33 and 20 shares of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                August 31, 1996

--------------------------------------------------------------------------------
At August 31, 1996, capital aggregated $896,965,895, $609,646,269 and
$68,750,890 for Classes A, B, and C, respectively. For the year ended August
31, 1996, transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.........................................  66,836,175  $ 2,183,518,085
 Class B.........................................  10,106,960      320,855,919
 Class C.........................................   2,983,871       96,153,092
                                                  -----------  ---------------
Total Sales......................................  79,927,006  $ 2,600,527,096
                                                  -----------  ---------------
Dividend Reinvestment:
 Class A.........................................   3,364,624  $    98,887,480
 Class B.........................................   1,686,231       47,788,460
 Class C.........................................     139,345        4,002,009
                                                  -----------  ---------------
Total Dividend Reinvestment......................   5,190,200  $   150,677,949
                                                  -----------  ---------------
Repurchases:
 Class A......................................... (60,900,150) $(1,998,962,701)
 Class B.........................................  (3,501,676)    (110,876,294)
 Class C.........................................  (2,004,148)     (64,797,520)
                                                  -----------  ---------------
Total Repurchases................................ (66,405,974) $(2,174,636,515)
                                                  -----------  ---------------


At August 31, 1995, capital aggregated $620,618,673, $355,310,081 and
$33,738,418 for Classes A, B, and C, respectively. For the year ended August 31, 1995, transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.........................................  41,742,312  $ 1,085,793,746
 Class B.........................................   6,061,426      150,468,438
 Class C.........................................   1,006,637       25,757,240
                                                  -----------  ---------------
Total Sales......................................  48,810,375  $ 1,262,019,424
                                                  -----------  ---------------
Dividend Reinvestment:
 Class A.........................................     721,895  $    16,392,292
 Class B.........................................     302,136        6,692,531
 Class C.........................................      24,801          556,128
                                                  -----------  ---------------
Total Dividend Reinvestment......................   1,048,832  $    23,640,951
                                                  -----------  ---------------
Repurchases:
 Class A......................................... (37,660,418) $  (980,641,481)
 Class B.........................................  (2,263,921)     (57,495,439)
 Class C.........................................    (697,504)     (17,952,313)
                                                  -----------  ---------------
Total Repurchases................................ (40,621,843) $(1,056,089,233)
                                                  -----------  ---------------

                                August 31, 1996

--------------------------------------------------------------------------------

Class B and C shares are offered without a front end sales charge, but are sub-ject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the pur-chase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respec-tive deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  5.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

For the year ended August 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,390,200 and CDSC on redeemed shares of approximately $1,248,400. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $2,068,461,517 and $1,622,441,981, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to at-tempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. During the period, the Fund invested in futures contracts, a type of deriva-tive. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing specific securities. A realized gain or loss is recognized upon disposition of a contract. When the Fund takes delivery of the security underlying the contract, the cost of the security acquired through delivery is adjusted by the unrealized gain or loss on the contract.
Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                                August 31, 1996

--------------------------------------------------------------------------------
Transactions in futures contracts for the year ended August 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at August 31, 1995.......................................       150
Futures Opened.......................................................       800
Futures Closed.......................................................      (950)
                                                                           ----
Outstanding at August 31, 1996.......................................       -0-
                                                                           ----

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended August 31, 1996, are payments to VKAC of approximately $5,255,600.

                        INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of Van Kampen American Capital Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Emerging Growth Fund (the "Fund") at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 10, 1996

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

               VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Co-Chairman

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO - Co-Chairman

WAYNE W. WHALEN*

WILLIAM S. WOODSIDE

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

WILLIAM N. BROWN*

PETER W. HEGEL*

ROBERT C. PECK, JR.*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.